Exhibit 99.1

STOCKHOLDER SUPPORT AND VOTING AGREEMENT

BY AND AMONG

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED,

PTG INVESTMENTS, INC.

AND

SINGER CHILDREN’S MANAGEMENT TRUST

DATED AS OF NOVEMBER 10, 2010

STOCKHOLDER SUPPORT AND VOTING AGREEMENT

THIS STOCKHOLDER SUPPORT AND VOTING AGREEMENT, dated as of November 10, 2010 (this “Agreement”), by and among Primus Telecommunications Group, Incorporated, a Delaware corporation (“Parent”), PTG Investments, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”, and together with Parent, the “Parent Parties”) and Singer Children’s Management Trust (the “Stockholder”), solely in its capacity as a stockholder of Arbinet Corporation, a Delaware corporation (the “Company”).

W I T N E S S E T H:

WHEREAS, concurrently with the execution of this Agreement, the Company and the Parent Parties are entering into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), pursuant to which, among other things, Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity (the “Merger”), and each outstanding share of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”), other than (i) the shares of Company Common Stock owned by Parent, Merger Sub or the Company or any of their respective direct or indirect wholly owned subsidiaries and (ii) any Appraisal Shares (as defined in the Merger Agreement), will be converted into the right to receive the Merger Consideration (as defined in the Merger Agreement);

WHEREAS, as of the date hereof, Stockholder is the record owner in the aggregate of, and has the right to vote and dispose of, 1,276,110 shares of Company Common Stock (the “Existing Common Stock”);

WHEREAS, as a material inducement to the Parent Parties entering into the Merger Agreement, a copy of which has been provided to Stockholder, Stockholder has agreed to enter into this Agreement and to abide by the covenants and obligations with respect to the Covered Common Stock (as hereinafter defined); and

WHEREAS, as a material inducement to the Company entering into the Merger Agreement, Stockholder has also agreed to enter into a support agreement in favor of the Company with respect to, among other things, the voting of Parent Common Stock (as defined in the Merger Agreement) held or to be held by Stockholder in favor of the Merger.

NOW THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE 1

GENERAL

1.1 Defined Terms. The following capitalized terms, as used in this Agreement, shall have the meanings set forth below. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement.

“Covered Common Stock” means, with respect to Stockholder, Stockholder’s Existing Common Stock, together with any Company Common Stock that Stockholder acquires on or after the date hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Lien” means any mortgage, lien, charge, restriction (including restrictions on transfer), pledge, security interest, option, right of first offer or refusal, preemptive right, put or call option, lease or sublease, claim, right of any third party, covenant, right of way, easement, encroachment or encumbrance.

“Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity, or any group comprised of two or more of the foregoing.

“Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of (by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the voting of or sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of (by merger, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise) or to enter into any derivative or similar transactions or arrangements whereby a portion of all of the economic interest in, or risk of loss or opportunity for gain with respect to, Company Common Stock is transferred or shifted to another Person.

ARTICLE 2

VOTING

2.1 Agreement to Vote Covered Common Stock. Stockholder hereby irrevocably and unconditionally agrees that during the term of this Agreement, at any meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any written consent of the stockholders of the Company, Stockholder shall, in each case to the fullest extent that any of the Covered Common Stock is entitled to vote thereon or consent thereto:

(a) appear at each such meeting or otherwise cause the Covered Common Stock to be counted as present thereat for purposes of calculating a quorum; and

(b) vote (or cause to be voted), in person or by proxy, or deliver (or cause to be delivered) a written consent covering, all of the Covered Common Stock: (i) in favor of the adoption of the Merger Agreement, any transactions contemplated by the Merger Agreement and any other action reasonably requested by Parent in furtherance thereof, submitted for the vote or written consent of stockholders of the Company; (ii) against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company or any of the Company Subsidiaries contained in the Merger

Agreement; and (iii) against any action, agreement or transaction that would impede, interfere with, delay, postpone, discourage, frustrate the purposes of or adversely affect the Merger or the other transactions contemplated by the Merger Agreement.

2.2 No Inconsistent Agreements. Stockholder hereby represents, covenants and agrees that, except for this Agreement, Stockholder (a) has not entered into, and shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Covered Common Stock, (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy, consent or power of attorney with respect to the Covered Common Stock (except pursuant to Section 2.3 hereof) and (c) has not taken and shall not knowingly take any action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling Stockholder from performing any of its obligations under this Agreement.

2.3 Proxy. In order to secure the obligations set forth herein, Stockholder hereby irrevocably appoints as its proxy and attorney-in-fact, as the case may be, Peter D. Aquino and James C. Keeley, in their respective capacities as officers of Parent, and any individual who shall hereafter succeed any such officer of Parent, as the case may be, and any other Person designated in writing by Parent (collectively, the “Grantees”), each of them individually, with full power of substitution, to vote or execute written consents with respect to the Covered Common Stock in accordance with Section 2.1 hereof and, in the discretion of the Grantees, with respect to any proposed postponements or adjournments of any meeting of the stockholders of the Company at which any of the matters described in Section 2.1 hereof are to be considered. This proxy is coupled with an interest and shall be irrevocable, except upon termination of this Agreement, and Stockholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by Stockholder with respect to the Covered Common Stock. Parent may terminate this proxy with respect to Stockholder at any time at its sole election by written notice provided to Stockholder.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to the Parent Parties as follows:

(a) Authorization; Validity of Agreement; Necessary Action. Stockholder has the requisite power and authority and/or capacity to execute and deliver this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Stockholder of this Agreement, the performance by it of the obligations hereunder and the consummation of the transactions contemplated hereby have been duly and validly authorized by, or on behalf of, Stockholder and no other actions or proceedings on the part of Stockholder to authorize the execution and delivery of this Agreement, the performance by Stockholder of the obligations hereunder or the consummation of the transactions contemplated hereby are required. This Agreement has been duly executed and delivered by Stockholder and, assuming the due authorization, execution and delivery of this Agreement by the Parent Parties, constitutes a legal, valid and binding agreement of Stockholder, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equitable principles.

(b) Ownership. Stockholder is the legal and beneficial owner of and has good and marketable title to the Existing Common Stock, free and clear of all Liens (other than pursuant to this Agreement and restrictions on Transfers arising under applicable securities laws). Stockholder will be the legal and beneficial owner of and have good and marketable title to the Covered Common Stock from the date hereof through and on the Closing Date, free and clear of all Liens (other than pursuant to this Agreement and restrictions on Transfers arising under applicable securities laws). The Existing Common Stock is all of the Company Common Stock legally or beneficially owned by Stockholder. Karen Singer, as the trustee of Stockholder, beneficially owns the Existing Common Stock and has and will have at all times through the Closing Date sole voting power (including the right to control such vote as contemplated herein), sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article 2 hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to the Existing Common Stock and with respect to the Covered Common Stock at all times through the Closing Date. Karen Singer, as such trustee of Stockholder, is not the legal or beneficial owner of any shares of Company Common Stock other than the Existing Common Stock.

(c) No Violation. Neither the execution and delivery of this Agreement by Stockholder nor the performance by Stockholder of its obligations under this Agreement will (i) result in, give rise to or constitute a violation or breach of or a default (or any event which with notice or lapse of time or both would become a violation, breach or default) under, or give to others any rights of termination, purchase, amendment, acceleration or cancellation with respect to, or result in the creation of a Lien on, any of the Covered Common Stock or any other material assets of Stockholder pursuant to any of the terms of any understanding, agreement, or other instrument or obligation to which Stockholder is a party or by which Stockholder, any of the Covered Common Stock, or any other assets of Stockholder are bound, (ii) violate any judgments, decrees, injunctions, rulings, awards, settlements, stipulations or orders (each, an “Order”) or laws applicable to Stockholder or any of its properties, rights or assets or (iii) result in a violation or breach of or conflict with its organizational and governing documents.

(d) Consents and Approvals. No consent, approval, Order or authorization of, or registration, declaration or filing with, any governmental authority is necessary to be obtained or made by Stockholder in connection with Stockholder’s execution, delivery and performance of this Agreement or the consummation by Stockholder of the transactions contemplated hereby, except for any reports under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby.

(e) Reliance by the Parent Parties. Stockholder understands and acknowledges that the Parent Parties are entering into the Merger Agreement in reliance upon Stockholder’s execution and delivery of this Agreement and the representations, warranties, covenants and obligations of Stockholder contained herein.

3.2 Representations and Warranties of the Parent Parties. The Parent Parties hereby represent and warrant to Stockholder that the execution and delivery of this Agreement by the Parent Parties and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Parent Parties.

ARTICLE 4

OTHER COVENANTS

4.1 Prohibition on Transfers, Other Actions. Stockholder hereby agrees that it shall not: (a) Transfer any of the Covered Common Stock, beneficial ownership thereof or any other interest therein; (b) enter into any agreement, arrangement or understanding, or take any other action, that violates or conflicts with or would reasonably be expected to violate or conflict with, or result in or give rise to a violation of or conflict with, Stockholder’s representations, warranties, covenants and obligations under this Agreement; or (c) take any action that could restrict or otherwise affect Stockholder’s legal power, authority and right to comply with and perform its covenants and obligations under this Agreement.

4.2 No Solicitation. Without giving effect to the last two sentences of Section 6.3(a) and the last five sentences of Section 6.3(b) of the Merger Agreement, the provisions of Section 6.3 of the Merger Agreement applicable to the Company shall apply mutatis mutandis to Stockholder.

4.3 Waiver of Dissenters’ Rights. Stockholder hereby irrevocably and unconditionally waives, and agrees not to exercise, assert or perfect, any rights of dissent and appraisal under Section 262 of the Delaware General Corporation Law (the “DGCL”) to the extent Stockholder is entitled to such rights under Section 262 of the DGCL.

4.4 Further Assurances. From time to time, at Parent’s request and without further consideration, Stockholder shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or advisable to effect the actions and consummate the transactions contemplated by this Agreement.

ARTICLE 5

MISCELLANEOUS

5.1 Termination. This Agreement shall remain in effect until the earliest to occur of (a) the Effective Time, (b) the termination of the Merger Agreement in accordance with its terms (including after any extension thereof) and (c) the written agreement of Stockholder and the Parent Parties to terminate this Agreement. After the occurrence of such applicable event, this Agreement shall terminate and be of no further force or effect. Nothing in this Section 5.1 and no termination of this Agreement shall relieve or otherwise limit any party of liability for any breach of this Agreement occurring prior to such termination.

5.2 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to any Covered Common Stock. All rights, ownership and economic benefit relating to the Covered Common Stock shall remain vested in and belong to Stockholder, and Parent and Merger Sub shall have no authority to direct Stockholder in the voting or disposition of any of the Covered Common Stock, except as otherwise provided herein.

5.3 Publicity. Stockholder hereby permits the Parent Parties and the Company to include and disclose in the Joint Proxy Statement/Prospectus, and in such other schedules, certificates, applications, agreements or documents as any such entities reasonably determine to be necessary or appropriate in connection with the consummation of the Merger and the transactions contemplated by the Merger Agreement, Stockholder’s identity and ownership of the Covered Common Stock and the nature of Stockholder’s commitments, arrangements and understandings pursuant to this Agreement.

5.4 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 5.4):

If to the Parent Parties, to:

Primus Telecommunications Group, Incorporated

7901 Jones Branch Drive, Suite 900

McLean, Virginia 22102

Facsimile: (703) 902-2814

Attention: General Counsel

With copies (which shall not constitute notice) to:

Andrews Kurth LLP

600 Travis, Suite 4200

Houston, TX 77002

Attention: W. Mark Young and W. Lance Schuler

Telephone: (713) 220-4200

Fax: (713) 238-7111 and (713) 238-7193

E-mail: markyoung@andrewskurth.com and lanceschuler@andrewskurth.com

If to Stockholder, to:

Singer Children’s Management Trust
c/o Remus Holdings, LLC
2200 Fletcher Avenue, Fort Lee, NJ 07024
Facsimile: 201-224-2762
Attention: Gary Singer

With copies (which shall not constitute notice) to:

Facsimile:
Attention:

5.5 Interpretation. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereby,” “herein,” “hereof” or “hereunder,” and similar terms are to be deemed to refer to this Agreement as a whole and not to any specific section, and section references are references to this Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

5.6 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

5.7 Entire Agreement. This Agreement and, solely to the extent of the defined terms referenced herein, the Merger Agreement, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

5.8 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that state. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined by the Delaware Court of Chancery or a federal district court located in Delaware. Each of the Parent Parties and Stockholder hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the Delaware Court of Chancery or a federal district court located in Delaware for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such court), waives any objection to the laying of venue of any such litigation in the Delaware Court of Chancery or a federal district court located in Delaware, agrees not to plead or claim that such litigation brought therein has been brought in any inconvenient forum and consent to service of process in such action being given in accordance with the notice provisions hereof.

(b) EACH OF THE PARENT PARTIES AND STOCKHOLDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS OF TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT.

5.9 Amendment; Waiver. This Agreement may not be amended except by an instrument in writing signed by the Parent Parties and Stockholder. Each party may waive any right of such party hereunder by an instrument in writing signed by such party and delivered to the Parent Parties and Stockholder.

5.10 Remedies.

(a) Each party hereto acknowledges that monetary damages would not be an adequate remedy in the event that any covenant or agreement in this Agreement is not performed in accordance with its terms, and it is therefore agreed that, in addition to and without limiting any other remedy or right it may have, the non-breaching party shall have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof. Each party hereto agrees not to oppose the granting of such relief in the event a court determines that such a breach has occurred, and to waive any requirement for the securing or posting of any bond in connection with such remedy.

(b) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

5.11 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

5.12 Successors and Assigns; Third Party Beneficiaries. Neither this Agreement nor any of the rights or obligations of any party under this Agreement shall be assigned, in whole or in part (by operation of law or otherwise), by any party without the prior written consent of the other parties hereto. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto or the parties’ respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized Person thereunto duly authorized) as of the date first written above.

Parent:

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

By:	/s/ Peter D. Aquino
Name:	Peter D. Aquino
Title:	Chairman, Chief Executive Officer and President

Merger Sub:

PTG INVESTMENTS, INC.

By:	/s/ Peter D. Aquino
Name:	Peter D. Aquino
Title:	President

Signature Page to Stockholder Support and Voting Agreement

Stockholder:

SINGER CHILDREN’S MANAGEMENT TRUST

By:	/s/ Karen Singer
Name:	Karen Singer, its Trustee

Signature Page to Stockholder Support and Voting Agreement